       As filed with the Securities and Exchange Commission on February 28, 2001 Investment Company Act File No. 811-8567, Securities Act File Nos. 333-42943


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 5 [X]


                                     and/or

     AND REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. 6 [X]


                            SCHRODER SERIES TRUST II
                  787 Seventh Avenue, New York, New York 10019
                                 (212) 492-6000

                               Carin Muhlbaum, Esq.
                Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                                   Copies to:
                               Julie Tedesco, Esq.
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                        Boston, Massachusetts 02105-1713


                            Timothy W. Diggins, Esq.
                                  Ropes & Gray
                            One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):
[x] Immediately upon filing pursuant  |_| On (date) pursuant to paragraph (b)
    to paragraph (b)
|_| 60 days after filing pursuant     |_| On (date) pursuant to paragraph (a)(1)
    to paragraph (a)(1)
|_| 75 days after filing pursuant     |_| On (date) pursuant to paragraph
    to paragraph (a)(2)                   (a)(2) of Rule 485.

If appropriate, check the following box:
|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC As soon as practicable after this Registration Statement becomes effective.

SCHRODER ALL-ASIA FUND
CLASS A SHARES

This Prospectus describes Schroder All-Asia Fund, a mutual fund offered by Schroder Series Trust II. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Asian companies.


Schroder Investment Management North America Inc. ("Schroder") manages the Fund. You can call the Trust at (800) 464-3108 to find out more about the Fund and other funds in the Schroder family.


This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                 PROSPECTUS


                                                                 MARCH 1, 2001

                 (This page has been left blank intentionally.)

SUMMARY INFORMATION


    This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder All-Asia Fund.



    On March 20, 1998, the Fund, which had no previous operating history, acquired substantially all of the assets and liabilities of Schroder Asian Growth Fund, Inc., which was a closed-end management investment company. This summary includes a bar chart that shows how the investment returns of the Fund have varied from year to year, including the investment returns of Schroder Asian Growth Fund, Inc. from its inception through March 20, 1998. Only full calendar year performance is shown. The table following the bar chart shows how the Fund's average annual returns (including the average annual returns of Schroder Asian Growth Fund, Inc. from its inception through March 20, 1998) for the last year, for the last five years, and for the life of the Fund compare to broad-based securities market indices. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and by comparing the Fund's performance to a broad measure of market performance. NEITHER THE PERFORMANCE OF SCHRODER ASIAN GROWTH FUND, INC. NOR THE FUND'S PAST PERFORMANCE IS NECESSARILY AN INDICATION OF THE FUND'S FUTURE PERFORMANCE. It is possible to lose money on investments in the Fund.


    - INVESTMENT OBJECTIVE. To seek long-term capital appreciation through investment primarily in equity securities of Asian companies.

    - PRINCIPAL INVESTMENT STRATEGIES. As a matter of fundamental policy, under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of Asian companies. "Asian companies" include: (1) companies that are organized under the laws of China, Hong Kong SAR, India, Indonesia, Japan, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, or any other countries in the Asian region located south of the border of the former Soviet Union, east of the borders of Afghanistan and Iran, north of the Australian sub-continent, and west of the International Date Line and that, in the future, permit investors to participate in their stock markets (collectively, "Asian countries"); and (2) companies, wherever organized, that Schroder determines at the time of investment either (a) derive at least 75% of their revenues from goods produced or sold, investments made, or services performed in Asian countries or (b) maintain at least 75% of their assets in Asian countries. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

    The Fund normally invests directly in equity securities of companies located in at least five Asian countries.

    The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

    The Fund also may do the following:

        - Invest in equity interests in trusts, partnerships, joint ventures, or similar enterprises, and American or Global Depositary Receipts and other similar instruments providing for indirect investment in securities of foreign issuers.

        - Invest indirectly in equity securities by investing in other investment companies or similar pooled vehicles that invest primarily in equity securities of Asian companies.

    -  PRINCIPAL RISKS.


        - INVESTMENTS IN ASIA. Because the Fund's investments are concentrated in Asian countries, the Fund's investment performance is particularly sensitive to political, economic, market, and other factors affecting those countries and issuers in those countries. Significant economic and political volatility in certain Asian countries could have an adverse effect on the value of the Fund's investments in those countries. Due to its concentration in the geographic region that is Asia (which may involve concentration in particular Asian countries), the Fund will generally be subject to higher levels of risk and volatility than if it invested in a more geographically diversified portfolio.



           The values of the Fund's assets denominated in Asian and other foreign currencies may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.


        - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.


        - EMERGING MARKETS. The Fund may invest a substantial portion of its assets in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets.


        - NON-DIVERSIFIED MUTUAL FUND. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

        - EQUITY SECURITIES. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

        - SMALL COMPANIES. The Fund may invest a substantial portion of its assets in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


        (The remainder of this page has been left blank intentionally.)

    For the periods listed, the bar chart and table below present performance information for the Fund (for periods from March 23, 1998 through December 31,
2000) and for the Fund's predecessor, Schroder Asian Growth Fund, Inc. (a closed-end management investment company) for periods through March 20, 1998. Performance information through March 20, 1998 reflects the fees and annual operating expenses incurred by Schroder Asian Growth Fund, Inc., which were lower than those the Fund incurs. THE RETURNS LISTED IN THE BAR CHART AND TABLE THROUGH MARCH 20, 1998 WOULD BE LOWER THAN THOSE SHOWN IF THEY REFLECTED THE FUND'S CURRENT FEES AND EXPENSES, AND NOT THE LOWER FEES AND EXPENSES PREVIOUSLY PAID BY SCHRODER ASIAN GROWTH FUND, INC. The bar chart does not reflect the sales charge imposed on purchases of the Fund's Class A Shares. IF THE BAR CHART DID REFLECT THE SALES CHARGE, RETURNS WOULD BE LESS THAN THOSE SHOWN.


                    SCHRODER ALL-ASIA FUND - CLASS A SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Annual Return

1994   -8.42%
1995    1.40%
1996    5.61%
1997  -38.28%
1998   -9.67%
1999   67.10%
2000  -25.74%

Calendar Year End


    During the periods shown above, the highest quarterly return was 28.53% for the quarter ended June 30, 1999, and the lowest was -25.81% for the quarter ended December 31, 1997.

                                                                                  LIFE OF FUND
                                                                FIVE YEARS      (SINCE INCEPTION
AVERAGE ANNUAL TOTAL                                         (INCLUDES FUND'S      OF FUND'S
RETURNS (FOR PERIODS                                           PREDECESSOR        PREDECESSOR
ENDED DECEMBER 31, 2000)*                     ONE YEAR       THROUGH 3/20/98)     ON 12/23/93)
-------------------------                  ---------------   ----------------   ----------------
Schroder All-Asia Fund...................          -29.65%            -7.09%             -6.12%

**Morgan Stanley Capital International
 All Country Asia Free ex-Japan Index....          -32.89%            -7.13%             -6.20%

***50% Morgan Stanley Capital
 International Japan Index/50% Morgan
 Stanley Capital International All
 Country Asia Free ex-Japan Index........          -30.31%            -5.18%             -2.68%


---------------------------

* The Fund's average annual total returns shown above reflect a maximum sales charge of 5.25% on all purchases of the Fund's Class A Shares. The indices to which the Fund's average annual returns are compared do not reflect the imposition of any sales charge.


** The Morgan Stanley Capital International (MSCI) All Country Asia Free ex-Japan Index is an unmanaged market capitalization index constructed by aggregating the appropriate MSCI country indices; it represents 12 developed and emerging markets of the Asia region but excludes Japan. The index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. Between November 1998 and May 2000, Malaysia was not included in the index. During that period, the Fund customized the index to include Malaysia. The returns presented above for that index include Malaysia for all periods.



*** The MSCI Japan Index is an unmanaged index that groups Japanese securities by industry and the most "investable" stocks (as determined by size, long- and short-term volume, and free float). The index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. The MSCI All Country Asia Free ex-Japan Index is described in the preceding footnote. The 50% MSCI Japan Index/50% MSCI All Country Asia Free ex-Japan Index used by Schroder is intended to reflect a hypothetical allocation between Japan and Asia ex-Japan, and represents an average of the returns of each Index. The 50/50 allocation between the two indices is not intended to reflect any past allocation of the Fund's assets between Japanese and other investments, nor to predict any future allocation.

FEES AND EXPENSES


    These tables describe the fees and expenses that you may pay if you buy and hold Class A Shares of the Fund.


SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load) Imposed on Purchases (as a
   percentage
   of offering price)(1)....................................     5.25%
  Maximum Deferred Sales Load...............................     None
  Maximum Sales Load Imposed on Reinvested Dividends........     None
  Redemption Fee............................................     None
  Exchange Fee..............................................     None

---------------------

(1) The maximum sales load applies to purchases of less than $25,000.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
  Management Fees(2)(3).....................................     1.00%
  Distribution (12b-1) Fees.................................     None
  Other Expenses(4).........................................     0.82%
                                                              -------
  Total Annual Fund Operating Expenses(2)...................     1.82%
                                                              =======


---------------------------


(2) In recent periods through June 30, 2000, the Fund sought to achieve its investment objective by investing all its investable assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio (each a "Portfolio"). The Portfolios were separately managed, non-diversified portfolios of Schroder Capital Funds, each of which had the same investment objective as the Fund, and in combintation, substantially similar investment policies as the Fund. Since July 1, 2000, the Fund has sought to achieve its investment objective by investing not through the Portfolios, but directly in a portfolio of securities, and the Fund's fee and expense structure changed as a result thereof. Fee and expense information in this table has been restated to reflect the current fee arrangements of the Fund, as if they had been in effect throughout the entire fiscal year ended October 31, 2000. For more information, see "Investment Advisory Fees" later in this Prospectus.



(3) Management Fees include all fees payable to Schroder and its affiliates for investment advisory and fund administration services. The Fund pays administrative fees to Schroder Fund Advisors Inc. at the annual rate of 0.10% of the Fund's average daily net assets.



(4) Other Expenses include a 0.25% shareholder servicing fee.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


    The Example assumes that you invest $10,000 in Class A Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, and that you pay the maximum sales load of 5.25% at the time of purchase. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth on the previous page. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:



                 1 YEAR                    3 YEARS     5 YEARS     10 YEARS
----------------------------------------  ----------  ----------  ----------
$702                                       $  1,072    $  1,466    $  2,564



        (The remainder of this page has been left blank intentionally.)

OTHER INVESTMENT STRATEGIES AND RISKS

    The Fund may not achieve its objective in all circumstances. The following provides more detail about the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its total return or yield. It is possible to lose money by investing in the Fund.

RISKS OF INVESTING IN THE FUND

    INVESTMENT IN ASIA. Asian markets are susceptible to periods of significant volatility. Certain Asian markets have experienced devaluation during the past several years. The Fund may invest more than 25% of its total assets in issuers located in any one Asian country. To the extent that the Fund focuses its investments in particular Asian countries, the Fund will be susceptible to adverse political, economic and market developments in those countries.

    FOREIGN SECURITIES AND CURRENCIES. Except as otherwise noted in this Prospectus, there is no limit on the amount of the Fund's assets that may be invested in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Special tax considerations apply to foreign securities. In determining whether to invest the Fund's assets in foreign securities, Schroder considers the likely impact of foreign taxes on the net investment return available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.


    EMERGING MARKETS. The Fund intends to invest in securities of issuers in Asian emerging market countries and may at times invest a substantial portion of its assets in such securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. See "Foreign Securities and Currencies" above. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of the investments and expose the Fund to the credit risk of its counterparties in trading those investments.



    Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, emerging market countries may place restrictions on foreign investment, and foreign investors may be required to register the proceeds of sales. Future economic or political crises in emerging market countries could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.



    Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial government involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in a possible liability to a purchaser of the security.



    Certain Asian markets have experienced devaluation and/or significant volatility during the past several years, and the Fund's investment performance may be particularly sensitive to political, economic, market, and other factors affecting those countries and issuers in those countries.



    FIXED-INCOME SECURITIES. The Fund may invest in fixed-income securities, which are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.



    MARKET (INTEREST RATE) RISK. Market risk associated with an investment by the Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of the Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.



    When interest rates are falling or remain relatively flat, a fixed-income portfolio with a longer average maturity or duration will generally outperform a portfolio with a shorter maturity or duration. On the other hand, when interest rates are rising, a portfolio with a shorter average maturity or duration will generally outperform a portfolio with a longer maturity or duration. In general, fixed-income portfolios with longer average maturities or durations have a greater potential for total return, but are also subject to greater levels of market risk and price volatility than those with shorter maturities or durations.



    CREDIT RISK. Credit risk associated with fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A portfolio of fixed-income securities is subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the portfolio's share price and income level. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.



    HIGH-YIELD/JUNK BONDS. Additionally, the Fund may invest in securities rated below investment grade, which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc.
or Standard & Poor's Ratings Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statement of Additional Information for further descriptions of securities ratings assigned by Moody's and Standard & Poor's. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. This would likely make the values of lower-rated securities held by the Fund more volatile than those of higher-rated securities, and could limit the Fund's ability to liquidate its securities.


    U.S. GOVERNMENT SECURITIES. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.


    RISKS OF SMALLER CAPITALIZATION COMPANIES. The Fund may invest a substantial portion of its assets in companies that are smaller and less well-known than larger, more widely held companies. Smaller companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


OTHER INVESTMENT STRATEGIES AND TECHNIQUES

    In addition to the principal investment strategies described in the Summary Information section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. The Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

    In particular, the Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

    From time to time, the Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). The Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

    The Fund may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

    The Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, the Fund may engage in foreign currency exchange transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time.

    SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities to broker-dealers up to one-third of the Fund's total assets. The Fund may also enter into repurchase agreements without limit. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.



    WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. The Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.


    INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties. When investing in another investment company, the Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.


    DERIVATIVE INSTRUMENTS. To the extent permitted by the Fund's investment policies as set forth in this Prospectus or in the Statement of Additional Information, the Fund may buy or sell a variety of "derivative" instruments (for example, options, futures or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. The Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When the Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.



    CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the Fund may not be changed without shareholder approval. The investment policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders.



    PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on the Fund's investments listed in this Prospectus will apply at the time of investment. An investment by the Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.


    PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax.

    TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

    OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

MANAGEMENT OF THE FUND


    The Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of the Fund. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.



    Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors.



    Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2000, had in the aggregate assets under management of approximately $217 billion.



    INVESTMENT ADVISORY FEES. For recent periods through July 1, 2000, the Fund invested substantially all of its investible assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio (each a "Portfolio"), separate portfolios of Schroder Capital Funds, a former investment company also managed by Schroder. Through its investments in the Portfolios, the Fund bore a proportionate share of the investment advisory fees (and other expenses) paid by each Portfolio (based on the percentage of each Portfolio's average daily net assets attributable to the Fund). The Portfolios paid investment advisory fees to Schroder at the following annual rates (based on the average daily net assets of each Portfolio taken separately): Schroder Asian Growth Fund Portfolio - 0.70%; and Schroder Japan Portfolio - 0.55%. In addition, pursuant to an investment advisory and asset allocation agreement between the Fund and Schroder, Schroder was also entitled to receive a monthly fee for asset allocation services at the annual rate of 0.20% of the Fund's average daily net assets with respect to its assets invested in the Portfolios (or another registered investment company). Aside from the asset allocation fee, Schroder did not receive any investment advisory fees directly from the Fund during periods when the Fund invested substantially all of its assets in the Portfolios.



    Since July 1, 2000, the Fund has paid investment advisory fees directly to Schroder, at the contractual rate of 0.90% of the Fund's average daily net assets per annum, and Schroder no longer receives any fee for asset allocation services. For the fiscal year ended October 31, 2000, the Fund paid investment advisory fees to Schroder (both directly and indirectly through the Portfolios) at the annual rate of 0.82% of the average daily net assets of the Fund. The amount paid by the Fund reflects the effect of expense limitations and/or fee waivers in place for the Fund during certain periods.



    EXPENSE LIMITATION AND WAIVER. In order to limit the Fund's expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2001 to the extent that the Fund's total operating expenses attributable to its Class A Shares exceed the annual rate of 1.95% (based on the average daily net assets of the Fund).



    PORTFOLIO MANAGERS. Schroder's investment decisions for the Fund are generally made by an investment team, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the Fund since the years shown below. Their recent professional experience is also shown.


--------------------------------------------------------------------------------


PORTFOLIO MANAGER       SINCE              RECENT PROFESSIONAL EXPERIENCE
-----------------       -----              ------------------------------
Donald H.M.             1998               Employed as an investment professional at Schroder
Farquharson                                since 1988. Mr. Farquharson is also a Vice
                                           President of the Trust, and a Director and Senior
                                           Vice President of Schroder.
Richard Sennitt         2000               Employed as an investment professional at Schroder
                                           or its affiliates since 1993.


--------------------------------------------------------------------------------

HOW THE FUND'S SHARES
  ARE PRICED

    The Fund calculates the net asset value of its Class A Shares by dividing the total value of its assets attributable to its Class A Shares, less its liabilities attributable to those shares, by the number of Class A Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund values its portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Fund values securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees. All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S.

dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted. Because certain of the securities in which the Fund may invest may trade on days when the Fund does not price its Class A Shares, the net asset value of the Fund's Class A Shares may change on days when shareholders will not be able to purchase or redeem their Class A Shares.

HOW TO BUY SHARES

    You may purchase Class A Shares of the Fund directly from the Trust (through Schroder Fund Advisors Inc., the distributor of the Trust's shares), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.

    Class A Shares of the Fund are sold at their net asset value next determined after the Trust receives your order, plus an initial sales charge. No sales charge applies to the reinvestment of dividends or distributions. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of trading on the New York Stock Exchange.


    If the Class A Shares you purchase will be held in your own name (rather than in the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application in proper form. Account Applications may be obtained from the Trust's transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent"), at the addresses listed below under "Purchases by Check", by calling the Trust at (800) 464-3108 between 8:00 a.m. and 6:00 p.m. (Eastern Time), or from your Service Organization. Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.


INVESTMENT MINIMUMS

    The minimum investments for initial and additional purchases of Class A Shares of the Fund are as follows:


                        INITIAL     ADDITIONAL
                       INVESTMENT   INVESTMENTS
                       ----------   -----------
Regular Accounts.....     $2,500          $250
Traditional and Roth
 IRAs................     $2,000          $250


    The Trust may, in its discretion, accept smaller initial or subsequent investments. The Fund does not issue share certificates.

    The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change or waive any investment minimum from time to time.

PURCHASES BY CHECK

    You may purchase shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. Third-party checks will not be accepted.

    For initial purchases, your check must be accompanied by a completed Account Application in proper form.

    You should direct your check and your completed Account Application as follows:

    Regular Mail
    Schroder Mutual Funds
    P.O. Box 8507
    Boston, MA 02266

    Overnight or Express Mail
    Boston Financial Data Services, Inc.
    Attn: Schroder Mutual Funds
    66 Brooks Drive
    Braintree, MA 02184

    Your payments should clearly indicate the shareholder's name and account number, if applicable.


PURCHASES BY BANK WIRE



    If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Transfer Agent will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.



    Please call the Transfer Agent at (800) 464-3108, to give notice that you will be sending funds by wire, and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:


    State Street Bank and Trust Company
    225 Franklin Street
    Boston, MA 02110
    ABA No.: 011000028
    Attn: Schroder Mutual Funds
    DDA No.: 9904-650-0

    FBO: Account Registration

    A/C: Mutual Fund Account Number
        Schroder All-Asia Fund


    Your purchase will not be processed until the wired funds have been received.


AUTOMATIC PURCHASES

    If you purchase shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Class A Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call the Trust at (800) 464-3108. If you purchase shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service Organization for details.

SALES CHARGES

    The offering price of the Fund's Class A Shares is the net asset value next determined after the Trust receives your order plus an initial sales charge assessed as follows:

                                                        SALES CHARGE AS A           BROKER-DEALERS'
                                                          PERCENTAGE OF               REALLOWANCE
                                                    -------------------------            AS A
                                                    OFFERING       NET AMOUNT        PERCENTAGE OF
AMOUNT OF PURCHASE                                   PRICE         INVESTED*        OFFERING PRICE
---------------------------------------------------------------------------------------------------
Less than $25,000                                    5.25%           5.54%               5.00%
At least $25,000 but less than $50,000               4.75%           4.99%               4.50%
At least $50,000 but less than $100,000              4.00%           4.17%               3.75%
At least $100,000 but less than $250,000             3.00%           3.09%               2.75%
At least $250,000 but less than $1,000,000           2.00%           2.04%               1.80%
$1,000,000 and over                                  1.00%           1.01%               1.00%

* Rounded to the nearest one-hundredth percent.

REDUCED INITIAL SALES CHARGES

    If you notify the Transfer Agent or your Service Organization, you may include the Class A Shares of the Fund you already own (valued at the maximum offering price) in calculating the price applicable to your current purchase.

    Additionally, you may obtain reduced sales charges based on cumulative purchases by executing a Statement of Intention to invest $25,000 or more in the Fund's Class A Shares within a 13-month period. To do so, complete the Statement of Intention form that is part of the Account Application, or call the Transfer Agent at (800) 464-3108 to obtain a form. A Statement of Intention is not a binding obligation to purchase the full amount indicated. The Trust reserves the right to redeem your shares if you do not invest the full intended amount by the end of the Statement of Intention period (taking into account amounts you redeem during the period). If the full amount indicated is not so purchased, the Trust will charge you for the additional sales charge applicable to the amount actually purchased, as necessary.

    Certain classes of investors may purchase Class A Shares of the Fund at net asset value without any sales charge. Additionally, you may be eligible to purchase Class A Shares at net asset value without any sales charge if you are investing the proceeds from a redemption of the Fund's Class A Shares or shares of another open-end investment company on which you paid an initial sales charge, and you make your investment within 60 days of that redemption. Call the Trust at (800) 464-3108 to find out whether you are eligible to purchase
Class A Shares without any sales charge.

    To qualify for a reduced sales charge, you or your Service Organization must notify the Transfer Agent at the time of purchase of your intention to qualify and must provide the Transfer Agent with sufficient information to verify that your purchase qualifies for a reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of your holdings. For purposes of calculating your eligibility for sales charge break points, you will be credited with the number of Class A Shares you hold as a result of the conversion of Schroder Asian Growth Fund, Inc., the Fund's predecessor.

    BROKER-DEALERS' REALLOWANCE. Schroder Fund Advisors Inc. ("Schroder Advisors"), the Fund's distributor, may pay a broker-dealers' reallowance to selected broker-dealers purchasing Class A Shares as principal or agent, which may include Service Organizations. Normally, Schroder Advisors reallows discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Schroder Advisors may elect to reallow the entire sales charge to selected broker-dealers for all sales for which orders are placed with the Transfer Agent. The broker-dealers' reallowance may be changed from time to time.

    In addition, from time to time and at its own expense, Schroder Advisors may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns, or other dealer-sponsored special events. Schroder and/or Schroder Advisors may make additional payments (out of their respective resources) to selected broker-dealers or other Service Organizations. This compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of Class A Shares or who charge an asset-based fee to their clients (whether or not they have a fiduciary relationship with their clients). If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

OTHER PURCHASE INFORMATION

    Class A Shares of the Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone the Trust at (800) 464-3108.


    If correspondence to the shareholder's address of record is returned, then unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the Fund, and the checks will be canceled.


HOW TO SELL SHARES


TIMING


    You may sell your Class A Shares back to the Fund on any day the New York Stock Exchange is open, either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service Organization, you may only sell the shares through that Service Organization. The Service Organization may charge you for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 464-3108.


    The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your Class A Shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Class A Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed to by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. Shares for which certificates have been issued may not be redeemed by telephone. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.


    If you redeem shares through your Service Organization, your Service Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form and at the appropriate time. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service Organization's or your own complete wiring instructions. Your Service Organization may charge you separately for this service.


    You will be paid for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. (Payment for shares is generally sent on the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, you will not be sent redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.



INVOLUNTARY REDEMPTIONS


    If, because of your redemptions, your account balance falls below a minimum amount set by the Trustees (presently $2,000) of the Fund, the Trust may choose to redeem your shares in the Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


SUSPENSION


    The Trust may suspend the right of redemption during any period when:
(1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.


REDEMPTIONS IN KIND



    The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. The Trust does not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.



GENERAL


    If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.


    In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.


SHAREHOLDER SERVICING PLAN

    The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") for Class A Shares of the Fund. Under the Service Plan, the Fund pays fees to Schroder Advisors at an annual rate of up to 0.25% of the average daily net assets of the Fund represented by Class A Shares. Schroder Advisors may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a Service Organization may receive payments from Schroder Advisors at a rate not exceeding 0.25% of the average daily net assets of the Class A Shares of the Fund for which the Service Organization is the holder of record. Some Service Organizations may impose additional conditions or fees. For instance, a Service Organization may require its clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or may charge a direct fee for its services. These fees would be in addition to any amounts which you pay as a shareholder of the Fund or amounts which might be paid to the Service Organization by Schroder Advisors. Please contact your Service Organization for details. Schroder intends that payments made under the Service Plan be used for administrative support services, and not for distribution of the Fund's Class A Shares.

EXCHANGES


    You can exchange your Class A Shares of the Fund for Investor Shares of most other funds in the Schroder family at any time at their respective net asset values, as long as your investment meets the investment minimum and account balance minimum of the fund whose Investor Shares you are purchasing. The exchange would be treated as a sale of your Class A Shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please contact your Service Organization or call the Trust directly at (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Because excessive trading can hurt Fund performance, operations, and shareholders, the Trust may also limit the amount or number of exchanges or reject any exchange if the Fund or Schroder believes that the investor in question is engaged in "market timing activities," or similar activities that may be harmful to the Fund or its shareholders.


DIVIDENDS AND DISTRIBUTIONS

    The Fund distributes any net investment income and any net realized capital gain at least annually. Distributions from net capital gain are made after applying any available capital loss carryovers.

    YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

    - Reinvest all distributions in additional Class A Shares of the Fund;

    - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Class A Shares of the Fund;

    - Receive distributions from net investment income in additional Class A Shares of the Fund while receiving capital gain distributions in cash; or

    - Receive all distributions in cash.

    You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in Class A Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES


    TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that the Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Fund.



    TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.



    FOREIGN TAXES. Foreign governments may impose taxes on the Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders. The Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for the Fund's share of foreign income taxes paid by the Fund. If the Fund does make such an election, its shareholders would include as gross income in their U.S. federal income tax returns not only (1) distributions received from the Fund but also (2) the amount that the Fund advises is their pro rata portion of foreign income taxes paid with respect to or withheld from dividends and interest paid to the Fund from its foreign investments. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income.



    CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the financial performance of the Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Class A Shares of the Fund, assuming reinvestment of all dividends and distributions. The financial highlights presented below have been audited by PricewaterhouseCoopers LLP, independent accountants to the Fund. The audited financial statements for the Fund and the related independent accountants' report are contained in the Fund's Annual Report and are incorporated by reference into the Statement of Additional Information. Copies of the Annual Report may be obtained without charge by writing the Trust at P.O. Box 8507, Boston Massachusetts 02266 (regular mail) or 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.


Selected per share data and ratios for a Class A share outstanding throughout each period: (a)

                                                                       FOR THE YEAR ENDED
                                                                           OCTOBER 31
                                               -------------------------------------------------------------------
                                                 2000          1999          1998           1997           1996
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $ 10.75       $  6.95       $   9.34       $  13.15       $  12.62
Investment Operations (b):
    Net Investment Income (Loss)                 (0.07)        (0.05)          0.02          (0.05)         (0.03)
    Net Realized and Unrealized Gain (Loss)
     on Investments and Foreign Currency
     Transactions                                (0.83)         3.86          (2.57)         (3.66)          0.56
                                               -------       -------       --------       --------       --------
Total from Investment Operations                 (0.90)         3.81          (2.55)         (3.71)          0.53
                                               -------       -------       --------       --------       --------
Distributions from Net Investment Income         --            (0.01)         --             (0.09)         --
                                               -------       -------       --------       --------       --------
Tender offer costs charged to paid-in-capital
 in excess of par                                --            --             --             (0.01)         --
                                               -------       -------       --------       --------       --------
Redemption Fee                                   --            --              0.16          --             --
                                               -------       -------       --------       --------       --------
Net Asset Value, End of Period                 $  9.85       $ 10.75       $   6.95       $   9.34       $  13.15
                                               =======       =======       ========       ========       ========
Market Value, End of Period                      N/A           N/A           N/A          $   8.50       $  12.00
                                               =======       =======       ========       ========       ========
Total investment return based on:
    Market Value                                 N/A           N/A           N/A            (28.62)%         7.87%
                                               =======       =======       ========       ========       ========
    Net Asset Value (c)                          (8.37)%(e)    54.92%(e)     (25.59)%(e)    (28.43)%         4.20%
                                               =======       =======       ========       ========       ========
Rates and Supplementary Data:
Net Assets, End of Period (in thousands)       $27,507       $45,215       $ 42,787       $150,406       $257,840
Ratios to Average Net Assets(b):
    Expenses including reimbursement/waiver
     of fees                                      1.82%         1.95%          1.90%          1.78%          1.57%
    Expenses excluding reimbursement/waiver
     of fees                                      1.82%         2.27%          2.13%          1.78%          1.57%
    Net Investment Income (Loss) including
     reimbursement/waiver                        (0.58)%       (0.49)%         0.28%         (0.31)%        (0.19)%
Portfolio Turnover Rate                             98%(d)       N/A(d)         N/A(d)          39%            35%


------------

(a) The Fund converted from Schroder Asian Growth Fund, Inc., a closed-end fund, on March 20, 1998. See Note 1 to the Fund's financial statements. For information prior to March 20, 1998, data refers to shares of Schroder Asian Growth Fund, Inc.


(b) From March 23, 1998 to June 30, 2000, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolios, Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio. Commencing July 1, 2000, the income, expenses and gains/losses were directly accrued to the Fund.


(c) Total returns would have been lower had certain expenses not been reduced during the periods shown. See Note 3 to the Fund's financial statements.


(d) The Fund had invested all of its investable assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio and did not have any direct portfolio turnover for the periods from March 23, 1998 to June 30, 2000. The portfolio turnover rates of Schroder Asian Growth Fund Portfolio were 73% and 100% and of Schroder Japan Portfolio were 16% and 36%, for fiscal years ended October 31, 1999 and 1998, respectively. For the fiscal year ended October 31, 2000, the portfolio turnover rate represents the period from November 1, 1999 through June 30, 2000 during which time the Fund invested in the Portfolios, and from July 1, 2000 through October 31, 2000, during which time the Fund held direct investments in a portfolio of securities. See Note 1 to the Fund's financial statements.

(e) Total returns do not reflect sales charges.

                         FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
      PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.
                       PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.
                                       SCHRODER SERIES TRUST II
                                        SCHRODER ALL-ASIA FUND
SCHRODER CAPITAL FUNDS (DELAWARE)                   SCHRODER SERIES TRUST
SCHRODER INTERNATIONAL FUND                         SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER MIDCAP VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER TOTAL RETURN FIXED INCOME FUND
SCHRODER ULTRA FUND
SCHRODER U.S. LARGE CAP EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND

                               INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                         ADMINISTRATOR AND DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                         SUBADMINISTRATOR AND CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                                66 Brooks Drive
                         Braintree, Massachusetts 02184
                                 (800) 464-3108

                                    COUNSEL
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             One Post Office Square
                          Boston, Massachusetts 02109

Schroder All-Asia Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Fund. The SAI and the financial statements included in the Fund's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Fund's annual report discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108.

You may review and copy information about the Trust and the Fund, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at (800) SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust and the Fund on the Commission's Internet site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-08567.


TABLE OF CONTENTS
SUMMARY INFORMATION.......................................................     3
FEES AND EXPENSES.........................................................     8
OTHER INVESTMENT STRATEGIES AND RISKS.....................................    10
MANAGEMENT OF THE FUND....................................................    16
HOW THE FUND'S SHARES ARE PRICED..........................................    17
HOW TO BUY SHARES.........................................................    18
HOW TO SELL SHARES........................................................    21
SHAREHOLDER SERVICING PLAN................................................    23
EXCHANGES.................................................................    23
DIVIDENDS AND DISTRIBUTIONS...............................................    23
TAXES.....................................................................    24
FINANCIAL HIGHLIGHTS......................................................    25



Schroder Series Trust II
P.O. Box 8507
Boston, MA 02266
(800) 464-3108
SAAF0301P
File No. 811-08567


[LOGO]

Schroder
All-Asia
Fund

Class A Shares


PROSPECTUS
March 1, 2001


Schroder Series Trust II

                            SCHRODER SERIES TRUST II

                             SCHRODER ALL-ASIA FUND


                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001



This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for Schroder All-Asia Fund, as amended or supplemented from time to time. This SAI relates to the Fund's Class A Shares, which are offered through a Prospectus dated March 1, 2001. This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.


Certain disclosure has been incorporated by reference into this SAI from the Fund's annual report. For a free copy of the annual report, please call 800-464-3108.

                                TABLE OF CONTENTS


TRUST HISTORY..................................................................1
FUND CLASSIFICATION............................................................1
CAPITALIZATION AND SHARE CLASSES...............................................1
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS......................1
INVESTMENT RESTRICTIONS.......................................................14
TRUSTEES AND OFFICERS.........................................................16
SCHRODER AND ITS AFFILIATES...................................................18
INVESTMENT ADVISORY AGREEMENT.................................................19
ADMINISTRATIVE SERVICES.......................................................21
DISTRIBUTOR...................................................................22
EXPENSES......................................................................23
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................24
DETERMINATION OF NET ASSET VALUE..............................................25
SALES AT NET ASSET VALUE......................................................26
TAXES.........................................................................27
PRINCIPAL HOLDERS OF SECURITIES...............................................29
PERFORMANCE INFORMATION.......................................................30
CUSTODIAN.....................................................................31
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................31
INDEPENDENT ACCOUNTANTS.......................................................31
LEGAL COUNSEL.................................................................31
CODE OF ETHICS................................................................32
SHAREHOLDER LIABILITY.........................................................32
FINANCIAL STATEMENTS..........................................................32
APPENDIX A...................................................................A-1

                            SCHRODER SERIES TRUST II

                       STATEMENT OF ADDITIONAL INFORMATION

                                  TRUST HISTORY

     Schroder Series Trust II was organized as a Delaware business trust on December 5, 1997. The Trust's Trust Instrument, which is governed by Delaware law, is on file with the Secretary of State of the State of Delaware. Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

                               FUND CLASSIFICATION


     The Trust currently offers shares of beneficial interest of Schroder All-Asia Fund (the "Fund"), which are offered pursuant to the Prospectus and this SAI. The Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund is a "non-diversified" company under the Investment Company Act, and therefore may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.


                        CAPITALIZATION AND SHARE CLASSES

     The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust currently consists of one series, the Fund. The Fund currently has one class of shares, Class A Shares. The Fund may suspend the sale of shares at any time.

     Shares entitle their holders to one vote per share, with fractional shares voting proportionally. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Trust Instrument. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if the Fund were liquidated, each class of shares of the Fund (if there were more than one class) would receive the net assets of the Fund attributable to the class.

            MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

     In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may employ other investment practices and may be subject to additional risks, which are described below. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under "Investment Restrictions" in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

CERTAIN DERIVATIVE INSTRUMENTS

     Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the Prospectus, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices and options on futures contracts. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. The Fund may also engage in derivative transactions involving foreign currencies. See "Foreign Currency Transactions."

OPTIONS

     The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

     COVERED CALL OPTIONS. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

     The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     COVERED PUT OPTIONS. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     PURCHASING PUT AND CALL OPTIONS. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

     OPTIONS ON FOREIGN SECURITIES. The Fund may purchase and sell options on foreign securities if in Schroder's opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that Schroder will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroder to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroder believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroder believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroder may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

     As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroder, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.


     Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal Revenue Code of 1986, may also restrict the Fund's use of options.


FUTURES CONTRACTS

     In order to hedge against the effects of adverse market changes, the Fund may buy and sell futures contracts on U.S. Government securities and other debt securities in which the Fund may invest, and on indices of debt securities. In addition, the Fund may purchase and sell stock index futures to hedge against changes in stock market prices. The Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC"). Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract, the Fund may realize a gain or loss.


     The Fund will not enter into a futures contract or futures option contract for investment purposes if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by the Fund for open futures option positions, less the amount by which any such options are "in the money," would exceed 5% of the Fund's net assets.


     FUTURES ON DEBT SECURITIES AND RELATED OPTIONS. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities -- assuming a "short" position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not, in the judgment of persons acting at the direction of the Trustees as to the valuation of the Fund's assets, reflect the fair value of the contract, in which case the positions will be valued by the Trustees or such persons.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by the Fund of futures contracts on debt securities is subject to Schroder's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The Fund may purchase and write put and call options on certain debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     INDEX FUTURES CONTRACTS AND OPTIONS. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     Depending on the change in the value of the index between the time when the Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures.

     In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroder's judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


     As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".


     The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices that it has purchased. The Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.


     MARGIN PAYMENTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian or a futures commission merchant an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.


     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     LIQUIDITY RISKS. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

     HEDGING RISKS. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities that are the subject of a hedge. Schroder will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroder's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions that could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.

Due to the possibility of price distortion, even a correct forecast of general market trends by Schroder may still not result in a successful hedging transaction over a very short time period.

     LACK OF AVAILABILITY. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

     OTHER RISKS. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

FORWARD COMMITMENTS

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

     Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.


CERTAIN INVESTMENTS IN FIXED-INCOME SECURITIES


     The Fund may invest a portion of its assets in fixed-income securities if Schroder believes they would help achieve the Fund's objective. The general risks associated with investments in fixed-income securities are described in the Prospectus. Fixed-income securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Rating Services, lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A description of the various ratings assigned to fixed-income securities by Moody's and Standard's & Poor's is included in Appendix A to this SAI. The Fund may also hold a portion of its assets in cash or money market instruments.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


WHEN-ISSUED SECURITIES

     The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

LOANS OF FUND PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

FOREIGN SECURITIES

     The Fund may invest without limit in securities principally traded in foreign markets. The Fund may also invest without limit in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

     In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

     Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

EMERGING MARKET SECURITIES

     The Fund may invest a substantial portion of its assets in securities of companies determined by Schroder to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

         In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

     When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroder's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

     The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     FOREIGN CURRENCY OPTIONS. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Schroder believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

WARRANTS TO PURCHASE SECURITIES.

     The Fund may invest in warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value

ZERO-COUPON SECURITIES

     Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (I.E., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

TEMPORARY DEFENSIVE STRATEGIES

     As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing the Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

                             INVESTMENT RESTRICTIONS


     The Trust has adopted the following fundamental and non-fundamental investment restrictions for the Fund. The Fund's fundamental investment restrictions may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The non-fundamental limitations described below may be changed by the Trustees without shareholder approval.





FUNDAMENTAL RESTRICTIONS

The Fund will not:

1.   INDUSTRY CONCENTRATION

           purchase any securities which would cause 25% or more of the value of its total assets, taken at market value at the time of such purchase, to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, a foreign government is deemed to be an "industry."

2.   BORROWING AND SENIOR SECURITIES

           borrow money except that the Fund may borrow from banks up to 33 1/3% of its total assets (including the amount borrowed) for temporary or emergency purposes or to meet redemption requests. The Fund may not issue any class of securities which is senior to the Fund's shares of beneficial interest; provided, however, that none of the following shall be deemed to create senior securities: (1) any borrowing permitted by this restriction or any pledge or encumbrance to secure such borrowing; (2) any collateral arrangements with respect to options, futures contracts, options on futures contracts or other financial instruments; or (3) any purchase, sale or other permitted transaction in options, forward contracts, futures contracts, options on futures contracts or other financial instruments. (The following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities.)

3.   REAL ESTATE

           purchase or sell real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

4.   LENDING

           make loans to other parties, except that the Fund may: (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities, and (c) make loans of portfolio securities.

5.   COMMODITIES

           purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may purchase or sell financial futures contracts and related options, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swaps or other financial transactions.

6.   UNDERWRITING

           underwrite (as that term is defined in the Securities Act of 1933, as amended) securities issued by other persons except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter.

7.   EXERCISING CONTROL OF ISSUERS

           invest for the purpose of exercising control over the management of any company.

8.   SHORT SALES AND PURCHASING ON MARGIN

           make short sales of securities or maintain a short position; or

           purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions and for hedging purposes and margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices, and currency transactions and other financial transactions).

     Notwithstanding any other investment policy or restriction to the contrary, the Fund may seek to achieve its investment objective by investing some or all of its assets in the securities of one or more investment companies to the extent permitted by the Investment Company Act or an applicable exemptive order under such Act; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the Investment Company Act, the Fund treats the assets of the investment companies in which it invests as its own. (The foregoing investment policy is fundamental.)

NONFUNDAMENTAL LIMITATIONS




1.   NON-DIVERSIFICATION

           Under these additional restrictions, the Fund may not invest more than 25% of its total assets in obligations of any one issuer other than U.S. Government securities and, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities). Thus, the Fund may invest up to 25% of its total assets in the securities of each of any two issuers.

2.   LIQUIDITY

           The Fund may not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the Securities Act of 1933, as amended ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.   LENDING

           The Fund may not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one third of the Fund's total assets.

                               -------------------


     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the "Fundamental Restrictions" listed above or unless otherwise noted, the other investment policies described in the Prospectus and this SAI are not fundamental and may be changed by the Trustees without shareholder approval. The investment objective of the Fund may not be changed without shareholder approval.


                              TRUSTEES AND OFFICERS

     The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Fund's other affairs and business.


     The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. The mailing address for each of the Officers and Trustees is 787 Seventh Avenue, 34th Floor, New York, New York, 10019.

     Peter E. Guernsey, Trustee, 79. Trustee, Schroder Capital Funds (Delaware) and Schroder Series Trust. Formerly, Senior Vice President, Marsh & McLennan, Inc.



     John I. Howell, Trustee. 84. Trustee, Schroder Capital Funds (Delaware) and Schroder Series Trust. Director, American International Life Assurance Company of New York. Private consultant since 1987.



     (*) Sharon L. Haugh, Trustee and Chairman of the Trust. 54. Trustee and Chairman, Schroder Series Trust and Schroder Capital Funds (Delaware). Director and Chairman, Schroder. Director and Chairman, Schroder Fund Advisors Inc.



     (*) Catherine A. Mazza, Trustee, Vice Chairman, and Vice President of the Trust. 41. Trustee, Vice Chairman, and Vice President, Schroder Capital Funds (Delaware) and Schroder Series Trust. Director and Senior Vice President, Schroder. Executive Vice President and Director, Schroder Fund Advisors Inc. Formerly, Vice President, Alliance Capital Management L.P.



     William L. Means, Trustee. 64. Trustee, Schroder Capital Funds (Delaware) and Schroder Series Trust. Formerly, Chief Investment Officer, Alaska Permanent Fund Corporation.






     Louise Croset, Vice President of the Trust. 44. Executive Vice President and Director, Schroder.



     Donald H.M. Farquharson, Vice President of the Trust. 37. Senior Vice President and Director, Schroder.



     Margaret H. Douglas-Hamilton, Secretary of the Trust. 59. Vice President, Schroder Capital Funds (Delaware). Senior Vice President and General Counsel, Schroder U.S. Holdings Inc. Director and Secretary, Schroder.



     Alan Mandel, Treasurer, Chief Financial Officer, and Secretary of the Trust. 43. Secretary or Clerk, Treasurer, and Chief Financial Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust. First Vice President, Schroder. Formerly, Director of Mutual Fund Administration for Salomon Brothers Asset Management, and prior thereto, Chief Financial Officer and Vice President of Hyperion Capital Management.






     Carin Muhlbaum, Assistant Secretary of the Trust. 38. Assistant Secretary, Schroder Capital Funds (Delaware) and Assistant Clerk, Schroder Series Trust. Vice President, Schroder. Vice President and Deputy General Counsel, Schroder Fund Advisors Inc. Formerly, an investment management attorney with Seward & Kissel and prior thereto, with Gordon, Altman, Butowsky, Weitzen, Shalov & Wein.






     Nicholas Rossi, Assistant Secretary of the Trust. 37. Assistant Secretary, Schroder Capital Funds (Delaware), Assistant Clerk, Schroder Series Trust. Assistant Vice President, Schroder. Assistant Vice President, Schroder Fund Advisors Inc. Formerly, Mutual Fund Specialist, Wilkie Farr & Gallagher and Fund Administrator, Furman Selz LLC.

(*) Interested Trustee of the Trust within the meaning of the Investment Company Act.

     Except as otherwise noted, the principal occupations of the Trustees and officers for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers or their affiliates.

TRUSTEE COMPENSATION

     Trustees who are not "interested persons" (as defined in the Investment Company Act") of the Rust, Schroder, or Schroder Fund Advisors Inc. ("Disinterested Trustees") receive an annual retainer of $9,500 and $,2,375 per meeting attended.


     The table below sets forth information regarding compensation paid for the fiscal year ended October 31, 2000 to the Disinterested Trustees by the Trust and other funds in the Schroder "Fund Complex" (as defined below).

                               COMPENSATION TABLE

     -------------------------------------------------------------------------
       (1)                      (2)                 (3)

     NAME OF                 AGGREGATE     TOTAL COMPENSATION
     TRUSTEE               COMPENSATION      FROM TRUST AND
                            FROM TRUST     FUND COMPLEX PAID TO
                                                TRUSTEES*
     -------------------------------------------------------------------------
     Peter E. Guernsey         $9,500        $26,500
     -------------------------------------------------------------------------
     John I. Howell            $9,500        $22,500
     -------------------------------------------------------------------------
     William L. Means          $9,500        $26,500
     -------------------------------------------------------------------------


     * The Total Compensation listed in column (3) for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds ("SCF"), Schroder Capital Funds (Delaware) ("SCFD") and Schroder Series Trust ("SST"). The Trust, SCF, SCFD, and SST are considered part of the same "Fund Complex" for these purposes. SCF ceased operations and was substantially liquidated on June 30, 2000.

     The Trust's Trust Instrument provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Instrument that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                           SCHRODER AND ITS AFFILIATES

     Schroder (together with its predecessors) has served as the investment adviser for the Fund since its inception. Schroder is a wholly-owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly-owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses, and as of

June 30, 2000, had under management assets of approximately $217 billion. Schroder's address is 787 Seventh Avenue, 34th Floor, New York, New York 10019.



     Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly-owned subsidiary of Schroder Investment Management North America, Inc.

                          INVESTMENT ADVISORY AGREEMENT


     Under an Investment Advisory Agreement between the Trust and Schroder
(the "Advisory Agreement"), Schroder, at its expense, provides the Fund with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the Fund.


     Under the Advisory Agreement, Schroder is required to regularly provide the Fund with investment research, advice, and supervision and continuously furnishes investment programs consistent with the investment objectives and policies of the Fund, and determines what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Trust Instrument and By-laws, and of the Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

     Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

     Under the Advisory Agreement, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

     Schroder's compensation under the Advisory Agreement may be reduced in any year if the Fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

     The Advisory Agreement provides that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

     The Advisory Agreement may be terminated without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroder on 60 days' written notice. The Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Advisory Agreement may be amended only by a vote of the shareholders of the Fund, and the Advisory Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to the Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act .


THE FORMER RELATED PORTFOLIOS




     From March 23, 1998 to July 1, 2000, the Fund invested substantially all of its investible assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio (each a "Former Related Portfolio"), separate portfolios of Schroder Capital Funds, a former investment company also managed by Schroder. Through its investments in the Former Related Portfolios, the Fund bore a proportionate share of the investment advisory fees (and other expenses) paid by each Former Related Portfolio (based on the percentage of each Portfolio's average daily net assets attributable to the Fund). The Former Related Portfolios paid investment advisory fees to Schroder at the following annual rates (based on the average daily net assets of each Portfolio taken separately): Schroder Asian Growth Fund Portfolio - 0.70%; and Schroder Japan Portfolio - 0.55%. In addition, pursuant to an investment advisory and asset allocation agreement between the Fund and Schroder, Schroder was also entitled to receive a monthly fee for asset allocation services at the annual rate of 0.20% of the Fund's average daily net assets with respect to its assets invested in the Former Related Portfolios (or another registered investment company). Aside from the asset allocation fee, Schroder did not receive any investment advisory fees directly from the Fund during periods when the Fund invested substantially all of its assets in the Former Related Portfolios.



     Since July 1, 2000, the Fund has paid investment advisory fees directly to Schroder, at the annual contractual rate of 0.90% of the Fund's average daily net assets, and Schroder no longer receives any fee for asset allocation services.



RECENT INVESTMENT ADVISORY FEES


     The following table sets forth the investment advisory fees paid by the Fund to Schroder during the three most recent fiscal years, including fees paid to Schroder indirectly through the Former Related Portfolio (for periods from March 23, 1998 through June 30, 2000) and fees paid directly to Schroders (since July 1, 2000). For periods prior to the Fund's March 20, 1998 conversion from a closed-end fund, the table lists fees paid by the Fund's predecessor. The fees listed in the table reflect reductions pursuant to expense limitations in effect during such periods.




     ------------------------------------------------------------------------------------
     Investment Advisory Fees     Investment Advisory Fees     Investment Advisory Fees
     Paid for Fiscal Year Ended   Paid for Fiscal Year Ended   Paid for Fiscal Year Ended
     10/31/00                     10/31/99                     10/31/98*
     ------------------------------------------------------------------------------------
         $208,198                    $235,723                     $746,544
     ------------------------------------------------------------------------------------



     *Prior to March 20, 1998, the Fund's predecessor had an investment advisory agreement with Schroder which provided for a monthly fee at the annual rate of
(1) 1.00% of the predecessor's average weekly net assets up to and including $300 million, and (2) 0.85% of the predecessor's average weekly net assets in excess of $300 million. The Fund's predecessor paid or accrued fees to Schroder of $536,538 for the period November 1, 1997 to March 20, 1998, on which date the Fund was converted from closed-end to open end status.





FEE WAIVERS


     Schroder voluntarily waived its fees in the following amounts during the three most recent fiscal years pursuant to voluntary expense limitations and/or waivers in effect with respect to the Fund during such periods. The portion of the amounts waived with respect to the investment advisory fees borne directly by the Fund, indirectly through the Former Related Portfolios, or by the Fund's predecessor as described above, are as follows:



     ---------------------------------------------------------------------------
     Fees Waived During     Fees Waived During     Fees Waived During
     Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
     10/31/00               10/31/99               10/31/98
     ---------------------------------------------------------------------------
       $0                    $133,531                $107,720
     ---------------------------------------------------------------------------


                             ADMINISTRATIVE SERVICES

     On behalf of the Fund, the Trust has entered into an administration agreement with Schroder Fund Advisors Inc., under which Schroder Fund Advisors Inc. provides management and administrative services necessary for the operation of the Fund, including: (1) preparation of shareholder reports and communications; (2) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (3) general supervision of the operation of the Fund, including coordination of the services performed by its investment adviser, transfer agent, custodian, independent accountants, legal counsel and others. Schroder Fund Advisors Inc. is a wholly owned subsidiary of Schroder and is a registered broker-dealer organized to act as administrator and distributor of mutual funds.


         For providing administrative services, Schroder Fund Advisors Inc. is entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. Prior to July 1, 2000, Schroder Fund Advisors Inc. was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets. Schroder Fund Advisors Inc. also received fees from the Former Related Portfolios for providing administrative services at an annual rate of 0.05% of each Former Related Portfolio's average daily net assets through June 30, 2000. The administration agreement is terminable with respect to the Fund without penalty, at any time, by the Trustees upon 60 days' written notice to Schroder Fund Advisors Inc. or by Schroder Fund Advisors Inc. upon 60 days' written notice to the Trust. In addition, the Fund has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Fund Advisors Inc. Under that agreement, the Fund, together with other mutual funds managed by Schroder and certain related entities, pays fees to State Street based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements. Prior to June 1, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC ("FAdS") at the annual rate of 0.05% of the average daily net assets of the Fund, subject to an annual minimum fee of $25,000.


     Prior to March 20, 1998, the Fund's predecessor retained Princeton Administrators, L.P. ("Princeton") as administrator. Pursuant to its administration agreement with the Fund's predecessor, Princeton received a monthly fee equal to the greater of (a) $150,000 per annum or (b) an annual rate of (1) 0.25% of the predecessor's average weekly net assets up to and including $300 million, and (2) 0.22% of the predecessor's average weekly net assets in excess of $300 million. The Fund's predecessor paid or accrued fees to Princeton of $134,135 for the period November 1, 1997 through March 20, 1998.


     From March 23, 1998 to July 1, 2000, the Fund paid its pro rata portion of each Former Related Portfolio's administrative expenses. Schroder Fund Advisors Inc. was also the administrator of each Former Related Portfolio. For providing administrative services, Schroder Fund Advisors Inc. was entitled to receive a monthly fee at the annual rate of 0.05% of each Former Related Portfolio's average daily net assets. Effective June 1, 1999, each Former Related Portfolio entered into Sub-Administration Agreement with State Street. Under that agreement, each Portfolio, together with all mutual funds managed by Schroder and certain related entities, paid fees to State Street based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets; 0.04% of the next $1.7 billion of such assets; and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Prior to June 1, 1999, each Portfolio paid subadministration fees to FAdS at the annual rate of 0.05% of the average daily net assets of the Portfolio, subject to an annual minimum fee of $25,000.


     RECENT ADMINISTRATIVE FEES. During the three most recent fiscal years, the Fund, either directly or indirectly through the Former Related Portfolios, or the Fund's predecessor paid the following fees to Schroder Fund Advisors Inc., State Street, Princeton and FAdS pursuant to the above-referenced administration and subadministration agreements in effect during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.


-------------------------------------------------------------------------------------------------
 ADMINISTRATIVE FEES PAID FOR      ADMINISTRATIVE FEES PAID FOR      ADMINISTRATIVE FEES PAID FOR
  FISCAL YEAR ENDED 10/31/00        FISCAL YEAR ENDED 10/31/99       FISCAL YEAR ENDED 10/31/98*
-------------------------------------------------------------------------------------------------
Schroder Fund Advisors, Inc.       Schroder Fund Advisors, Inc.      Princeton       $134,135
                $41,075                               $20,005
                                                                     Schroder Fund Advisors Inc.
                                   FadS               $12,388                        $19,058

State Street    $65,954            State Street       $19,593        FadS            $37,564
-------------------------------------------------------------------------------------------------

* Reflects fees paid by the Fund's predecessor (a closed-end fund) prior to March 20, 1998.

     During the three most recent fiscal years, the Former Related Portfolios paid the following fees to Schroder Fund Advisors Inc., State Street and FAdS pursuant to the administration agreements in place during such periods. The fees listed in the following table reflect reductions pursuant to fee waivers and expense limitations in effect during such periods.


----------------------------------------------------------------------------------------------------------------
                               ADMINISTRATIVE FEES PAID     ADMINISTRATIVE FEES PAID    ADMINISTRATIVE FEES PAID
                               FOR FISCAL YEAR ENDED        FOR FISCAL YEAR ENDED       FOR FISCAL YEAR ENDED
PORTFOLIO                      10/31/00                     10/31/99                    10/31/98
----------------------------------------------------------------------------------------------------------------
Schroder Asian Growth Fund     Schroder Fund Advisors       Schroder Fund Advisors      Schroder Fund Advisors
Portfolio                      Inc.            $10,045      Inc.            $13,506     Inc.        $11,385
                                                            FadS            $ 6,977     FadS        $11,385
                               State Street    $20,014      State Street    $13,146
----------------------------------------------------------------------------------------------------------------
                               Schroder Fund Advisors       Schroder Fund Advisors      Schroder Fund Advisors
                               Inc.            $ 4,963      Inc.            $ 8,510     Inc.        $ 7,699
                                                            FadS            $ 5,269     FadS        $ 7,699
Schroder Japan Portfolio       State Street    $ 9,874      State Street    $ 6,508
----------------------------------------------------------------------------------------------------------------

                                   DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 787 Seventh Avenue, New York, New York 10019, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of the Fund. Please see "Schroder and its Affiliates " for ownership information regarding the Distributor.

     SHAREHOLDER SERVICING PLAN FOR CLASS A SHARES. The Fund has adopted a Shareholder Servicing Plan (the "Service Plan") for its Class A Shares. Under the Service Plan, the Fund pays fees to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class A Shares. The Distributor may enter into shareholder service agreements with Service Organizations pursuant to which the Service Organizations provide administrative support services to their customers who are Fund shareholders.

     In return for providing these support services, a Service Organization may receive payments from the Distributor at a rate not exceeding 0.25% of the average daily net assets of the Class A Shares of the Fund for which the Service Organization is the Service Organization of record. These administrative services may include, but are not limited to, the following functions: establishing and maintaining accounts and records relating to clients of the Service Organization; answering shareholder inquiries regarding the manner in which purchases, exchanges, and redemptions of Class A Shares of the Trust may be effected and other matters pertaining to the Trust's services; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting shareholders in arranging for processing purchase, exchange, and redemption transactions; arranging for the wiring of funds; guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; integrating periodic statements with other customer transactions; and providing such other related services as the shareholder may request. Some Service Organizations may impose additional conditions or fees, such as requiring clients to invest more than the minimum amounts required by the Trust for initial or subsequent investments or charging a direct fee for services. Such fees would be in addition to any amounts which might be paid to the Service Organization by the Distributor. Please contact your Service Organization for details.

     The following table shows the aggregate amounts paid by the Fund under the Service Plan during the three most recent fiscal years. All of such amounts were, in turn, repaid by the Distributor to Service Organizations.



     --------------------------------------------------------------------------------------

     Fees Paid Pursuant to         Fees Paid Pursuant to         Fees Paid Pursuant to
     Service Plan During Fiscal    Service Plan During           Service Plan During Fiscal
     Year Ended 10/31/00           Fiscal Year Ended 10/31/99    Year Ended 10/31/98
     --------------------------------------------------------------------------------------
        $94,581                      $92,757                         $50,048
     --------------------------------------------------------------------------------------


                                    EXPENSES


     The Fund bears all costs of its operations other than expenses specifically assumed by Schroder, and Schroder Fund Advisors Inc. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on portfolio securities and pricing of the Fund's shares; expenses of maintaining the Trust's and the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. From time to time, Schroder and Schroder Fund Advisors Inc. may waive voluntarily all or a portion of their fees.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Schroder may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Schroder and its affiliates in advising the Trust and other clients, provided that it shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Schroder. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Schroder in the interest of achieving the most favorable net results for the Trust.


     BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


     Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroder and its affiliates receive such services.



     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, (the "Securities Exchange Act"), and by the Advisory Agreements and the Portfolio Advisory Agreements, Schroder may cause the Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.



     To the extent permitted by law, the Fund may engage in brokerage transactions with brokers that are affiliates of Schroder. Consistent with regulations under the Investment Company Act, the Fund has adopted procedures which are reasonably designed to provide that any commissions or other remuneration the Fund pays to any affiliated broker do not exceed the usual and customary broker's commission. The procedures require periodic review of these transactions by the Trustees. In addition, the Fund will adhere to the rule, under the Securities Exchange Act, governing floor trading. This rule permits the Fund to effect, but not execute, exchange listed securities transactions with an affiliated broker that pays a portion of the brokerage commissions it receives from the Fund to the brokers executing the transactions.






     The following table shows the aggregate brokerage commissions paid for the three most recent fiscal years, directly or indirectly through the Former Related Portfolios (as described above), with respect to the Fund.



     ------------------------------------------------------------------------------------
     Brokerage Commissions Paid    Brokerage Commissions Paid     Brokerage Commissions
     During Fiscal Year Ended      During Fiscal Year Ended       Paid During Fiscal Year
     10/31/00                      10/31/99                       Ended 10/31/98
     ------------------------------------------------------------------------------------
        $199,612                     $198,248                       $356,032
     ------------------------------------------------------------------------------------



     For the fiscal year ended October 31, 2000, the Fund paid, directly or indirectly through the Former Related Portfolios, $1,003 identified for execution on the basis of research and other services provided (directly or indirectly) to the Fund. The amount represented approximately 0.50% of the total brokerage commissions paid (directly or indirectly) by the Fund.





                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of Class A shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

     The Trustees have established procedures for the valuation of a Fund's securities, which are summarized as follows:


     Equities listed or traded on a domestic or foreign stock exchange (including the National Association of Securities Dealers' Automated Quotation System ("NASDAQ")) for which last sales information is regularly reported, are valued at their last reported sales prices on such exchange on that day. In the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices (the "mid-market" price) or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. Except as noted below with regard to below investment grade and emerging market debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of the bid and asked prices supplied by brokers or dealers; provided, however, that if the bid-asked spread exceeds five points, then that security will be valued at the bid price. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless Schroder believes another valuation is more appropriate. Options on indices or exchange-traded fund ("ETF") shares are valued at the mid-market price reported as of the close of the Chicago Board of Options Exchange. Other options and futures contracts traded on a securities exchange or board of trade are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.


     All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar at the time when last quoted.

     Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading unites of such securities using methods based on market transactions for comparable securities.

     If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

     The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account.

                            SALES AT NET ASSET VALUE

         As noted in the Prospectus, certain investors may purchase Class A Shares at net asset value without imposition of sales charges. The following classes of investors are currently qualified to do so: (1) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations with at least 100 employees; (2) current or retired Trustees, directors, and officers of the investment companies for which Schroder serves as investment adviser; employees or retired employees of Schroder or its affiliates; the spouses, children, siblings, and parents of the persons listed in this clause (2) and trusts primarily for the benefit of such persons; (3) registered representatives or full-time employees of broker-dealers that have entered into dealer or shareholder servicing agreements with Schroder Fund Advisors Inc., and the spouses, children, siblings, and parents of such persons; and full-time employees of financial institutions that directly, or indirectly through their affiliates, have entered into dealer agreements with Schroder Fund Advisors Inc. (or that otherwise have an arrangement with respect to sales of Fund shares with a broker-dealer that has entered into a dealer agreement with Schroder Fund Advisors Inc.) and the spouses, children, siblings, and parents of such employees; (4) companies exchanging shares with or selling assets to the Fund pursuant to a merger, acquisition, or exchange offer (or similar transaction); (5) registered investment advisers and bank trust departments exercising discretionary investment authority with respect to the assets invested in the Fund; (6) persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer which has entered into an agreement with Schroder Fund Advisors Inc.; (7) clients of administrators of tax-qualified employee benefit plans which have entered into agreements with Schroder Fund Advisors Inc.; and (8) retirement plan participants who borrow from their retirement accounts by redeeming shares of the Fund and subsequently repay such loans by purchasing Fund shares.


                                      TAXES


     The Fund intends to qualify each year and elect to be taxed as a registered investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").



     As a registered investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.



     In order to qualify as a RIC, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.



     If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.



     In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must in general distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. Each Fund intends to make such distributions.



         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not presently subject to tax under Subchapter M), the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax,

     The Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). Distributions designated by the Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares. Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by the Fund for the preceding year. Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

     Upon the disposition of shares of the Fund (whether by sale, exchange, or redemption), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% (but see below for rules on the new 5-year gains). In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.


     With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, by the Fund in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to the market annually or to treat the passive foreign investment company as a "qualified electing fund."


     If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

     If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.



     The Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.



     The Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding.



     For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.



     The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in the Fund based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in the Fund.


                         PRINCIPAL HOLDERS OF SECURITIES


     To the knowledge of the Trust, as of February 6, 2001, the Trustees of the Trust and the officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.



     To the knowledge of the Trust, as of February 20, 2001, no other person owned or record or beneficially more than 5% of the outstanding class A shares of the Fund other than as set forth below. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

--------------------------------------------------------------------------------------
                                                            % OF OUTSTANDING CLASS A
       RECORD OR BENEFICIAL OWNER                                SHARES OWNED
--------------------------------------------------------------------------------------
     Merrill Lynch Pierce Fenner & Smith*                           32.98%
     101 Hudson Street
     Jersey City, NJ  07302-3915
--------------------------------------------------------------------------------------
     Salomon Smith Barney
     333 W 34th St 7th
     New York, NY  10001-2483                                        7.28%
--------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.                                      5.62%
     101 Montgomery Street
     San Francisco, CA  94104-4122
--------------------------------------------------------------------------------------

       * Shares are believed to be held only as nominee.

                             PERFORMANCE INFORMATION

     Average annual total return of a class of shares of the Fund for one-, five-, and ten-year periods (or for such shorter periods as shares of that class of shares of the Fund have been offered) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in that class of shares at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year or less is equal to the actual return during that period. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. Total return may be presented for other periods.

     ALL PERFORMANCE DATA IS BASED ON PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. The Fund is the successor to Schroder Asian Growth Fund, Inc., a closed-end management investment company that commenced operations on December 23, 1993. Total return data relating to the Fund includes data relating to Schroder Asian Growth Fund, Inc. for periods prior to the commencement of the Fund's operations. The Fund's investment performance will be affected by a number of factors, including its investment objective and policies, fees, expenses, applicable sales charges, the size of the Fund, cash flows into and out of the Fund, and market conditions. Investment performance for a mutual fund also often reflects the risks associated with the fund's investment objectives and policies. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. These factors should be considered when comparing the investment results of the Fund's Class A shares to those of various classes of other mutual funds and other investment vehicles. The Fund's performance may be compared to various indices.

     Although the investment objectives and policies of Schroder Asian Growth Fund, Inc. were substantially the same of those of the Fund, there can be no assurance that the investment performance of Schroder Asian Growth Fund, Inc. is indicative of the investment performance the Fund will achieve, and differences among the factors outlined above and other factors will affect the performance of the Fund relative to the historical performance of Schroder Asian Growth Fund, Inc. For example:

     As an open-end investment company, the Fund must invest most of its assets in liquid securities in order to meet possible shareholder redemption requests. Schroder's investment decisions for the Fund may at times be affected by the cash flows, or anticipated cash flows, into or out of the Fund. As a closed-end company, Schroder Asian Growth Fund, Inc. was not subject to this factor.

     The performance data listed in the table below reflects the deduction at the beginning of each period of an initial sales load of 5.25%, the maximum sales load applicable to the Fund, and does not reflect the underwriting discount applicable to the initial offering of shares by Schroder Asian Growth Fund, Inc.

     The operating expenses incurred by Schroder Asian Growth Fund, Inc. for the period prior to its reorganization into the Fund (on March 23, 1998) were less than those that the Fund has incurred in the period since March 23, 1998. The performance information of Schroder Asian Growth Fund, Inc. has not been restated to reflect differences in the operating expenses incurred by it and those expected to be incurred by the Fund. If Schroder Asian Growth Fund, Inc. had incurred operating expenses at the same rate as is expected for the Fund during the current fiscal year, the total returns shown below would be lower for periods that include performance information for Schroder Asian Growth Fund, Inc. For comparative information on expenses incurred by the Fund and by Schroder Asian Growth Fund, Inc., see the "Financial Highlights" table in the Fund's Prospectus.


     For periods prior to March 23, 1998, the performance information shown in the table below includes data relating to the Fund's predecessor, Schroder Asian Growth Fund Inc.


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2000

---------------------------------------------------------------------------------------
                                                              SINCE INCEPTION
                                                     OF SCHRODER ASIAN GROWTH FUND, INC.
                                                               (12/30/93)
        CLASS              1 YEAR       5 YEARS              (ANNUALIZED)
---------------------------------------------------------------------------------------
     Class A Shares       -13.22%      -5.83%                 -5.75%
---------------------------------------------------------------------------------------


     From time to time, Schroder, or any of its affiliates that provide services to the Fund may reduce their compensation or assume expenses of the Fund in order to reduce the Fund's expenses, as described in the Trust's current Prospectus. Any such waiver or assumption would increase the Fund's total return during the period of the waiver or assumption.


                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Boston Financial Data Services, Inc., 66 Brooks Drive, Braintree, Massachusetts 02184, is the Trust's registrar, transfer agent and dividend disbursing agent.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, the Trust's independent accountants, provide audit services and tax return preparation services. Their address is One Post Office Square, Boston, Massachusetts 02109.

                                  LEGAL COUNSEL

     Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

                                 CODE OF ETHICS


     The Trust, Schroder, and Schroder Fund Advisors, Inc. have adopted a Code of Ethics pursuant to the Investment Company Act. Subject to certain restrictions, this Code of Ethics permits personnel subject to the code to invest in securities, including securities that may be held or purchased by the Fund.


                              SHAREHOLDER LIABILITY

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Trust Instrument provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

                              FINANCIAL STATEMENTS


     The fiscal year end of the Fund is October 31. The Report of Independent Accountants, financial highlights, and financial statements in respect of the Fund are included in the Trust's Annual Report for the fiscal year ended October 31, 2000 on Form N-30D under the Investment Company Act filed electronically with the Securities and Exchange Commission on January 5, 2001 (Accession Number: 0000912057-01-000420). That information is incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's consent to the use of such information in the Registration Statement is filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa"      Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"      Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"      Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"      Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba"      Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B"      Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"      Fixed-income securities which are rated "Caa" are of poor
standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"      Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"      Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

     Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

     A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA"       Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA"       Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A"       Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB"       Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

        Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB"       Fixed-income securities rated "BB" have less near-term
vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B"       Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC"       Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"       The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"       The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI"       The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR"       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

     Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1"       Indicates that the degree of safety regarding timely payment is very strong.

"A-2"       Indicates capacity for timely payment on issues with this
designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3"       Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  Trust Instrument of Schroder Series Trust II (see Note 2).


(b)  Bylaws of the Registrant (see Note 1).

(c) See the following Articles and Sections in the Trust Instrument filed as Exhibit (a): Article II, Sections 2.03, 2.04, 2.06, 2.08, 2.09, 2.10, 2.11,
     Article III, Section 3.08; Article VII; Article IX; and Article X, Section 10.03.

(d) Amended and Restated Investment Advisory Agreement for Schroder All-Asia Fund (see Note 1).


(e) Distribution Agreement between the Registrant and Schroder Fund Advisors Inc. (see Note 1).

(f)  Not Applicable.

(g) Custodian Contract and Addendum between the Registrant and State Street Bank and Trust Company (see Note 1).


(h) (i) Amended and Restated Administration Agreement between the Registrant and Schroder Fund Advisors Inc. (see Note 1).


     (ii) Subadministration Agreement among Schroder Fund Advisors Inc., the Registrant and State Street Bank and Trust Company (see Note 1).


     (iii) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company (see Note 3).


(i)  Opinion of Morris, Nichols, Arsht & Tunnell (see Note 1).

(j)  Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)  Not Applicable.


(l) Agreement and Plan of Reorganization between Schroder Asian Growth Fund, Inc. and the Registrant (see Note 3).

(m)  Not Applicable.

(n)  Not Applicable.

(o) (i) Power of Attorney for Sharon L. Haugh, Catherine A. Mazza, John I. Howell, William L. Means and Alan M. Mandel is filed herewith.


     (ii) Power of Attorney for Peter E. Guernsey (see Note 1).


(p) Code of Ethics for Schroder Series Trust II, Schroder Investment Management North America Inc., and Schroder Fund Advisors Inc. is filed herewith.

Notes:

1. Exhibit incorporated by reference as filed in Post-Effective Amendment No. 4 via EDGAR on February 29, 2000, accession number 0000912057-00-009066.


2. Exhibit incorporated by reference as filed in initial registration statement via EDGAR on December 22, 1997, accession number 0001004402-97-000270.


3. Exhibit incorporated by reference as filed in Pre-Effective Amendment No. 1 via EDGAR on March 17, 1998, accession number 0001004402-98-000185.


4. Exhibit incorporated by reference as filed in Post-Effective Amendment No. 1 via EDGAR on August 3, 1998, accession number 0001004402-98-000422.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable.

ITEM 25. INDEMNIFICATION

Section 10.02 of the Registrant's Trust Instrument reads as follows:

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):
(1) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred in the settlement thereof; and (2) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person: (1) who shall have been adjudicated by a court or body before which the proceeding was brought: (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or (2) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (x) by the court or other body approving the settlement; (y) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (z) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a Person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other Persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection 10.02(a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either: (1) such Covered Person shall have provided appropriate security for such undertaking; (2) the Trust is insured against losses arising out of any such advance payments; or (3) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 10.02.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


(a) Schroder Investment Management North America Inc. The directors and officers of Schroder Investment Management North America Inc. ("SIM N.A.") have been engaged during the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors, officers or employees of SIM N.A. or certain of its corporate affiliates, except the following, whose principal occupations during that period, other than as directors or officers of SIM N.A. or certain of its corporate affiliates are as follows: Deborah A. Chaplin, Executive Vice President and Director of SIMNA, who was formerly Portfolio Manager at Scudder Kemper Investments; Lisa
M. Coleman, Portfolio Manager of SIMNA, who was formerly Portfolio Manager at Allamerica-Asset Management; Michele Eschert, Vice President of SIMNA, who was formerly Portfolio Manager at Chase Manhattan Bank; Stefan Bottcher, Director of SIM N.A., who was Director, Robert Fleming; Robert R. Coby, Director of SIM N.A., who was President and Chief Operating Officer at Lynch & Mayer; Nancy A. Curtin, Managing Director and Senior Vice President of SIM N.A., who was Director, Barings Asset Management; Barbara Brooke Manning, First

Vice President and Chief Compliance Officer of SIM N.A., who was Senior Manager, Ernst & Young LLP; and Robert C. Michele, Director and Managing Director of SIM N.A., who was Managing Director, BlackRock Financial Management. The address of SIM N.A. and Schroder Fund Advisors is 787 Seventh Avenue, 34th Floor, New York, NY 10019.

The addresses of the corporate affiliates of SIM N.A. are as follows:
Schroder Ltd. and Schroders plc. are located at 31 Gresham St., London EC2V 7QA, United Kingdom. Each of Schroder Investment Management Limited, Schroder Investment Management (UK) Limited, Schroder Investment Management (Europe), Korea Schroder Fund Management Limited and Schroder Personal Investment Management, are located at 33 Gutter Lane, London EC2V 8AS United Kingdom. Schroder Investment Management (Singapore) Limited is located at #47-01 OCBC Centre, Singapore. Schroder Investment Management (Hong Kong) Limited is located at 8 Connaight Place, Hong Kong. Schroder Investment Management (Australasia) Limited is located at 225 George Place, Sydney Australia. PT Schroder Investment Management Indonesia is located at Lippo Plaza Bldg., 25 Jakarta, 12820. Schroders (C.I.) Limited is located at St. Peter Port, Guernsey, Channel Islands, GY1 3UF. Schroder Properties Limited is located at Senator House, 85 Queen Victoria Street, London EC4V 4EJ, United Kingdom. Schroder Fund Advisors Inc. and SIM N.A. are located at 787 Seventh Avenue, 34th Floor, New York, NY 10019.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Schroder Fund Advisors Inc. currently acts as the principal underwriter for each Fund of Registrant and each series of Schroder Capital Funds (Delaware) and Schroder Series Trust.

(b) The directors and officers of the registrant's principal underwriter as as follows:

- -----------------------------------------------------------------------------------
NAME                     POSITION WITH UNDERWRITER         POSITION WITH REGISTRANT
- -----------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------
Sharon L. Haugh         Chairman and Director              Trustee
- -----------------------------------------------------------------------------------
Catherine A. Mazza      Executive Vice President and       Vice President
                        Director
- -----------------------------------------------------------------------------------
Walter Zepf             Treasurer                          None
- -----------------------------------------------------------------------------------
Alan M. Mandel          Senior Vice President and          Treasurer and Secretary
                        Director
- -----------------------------------------------------------------------------------
Frances Selby           Senior Vice President and          None
                        Director
- -----------------------------------------------------------------------------------
Mark J. Smith           Senior Vice President and          None
                        Director
- -----------------------------------------------------------------------------------


The principal business address of each person listed above is 787 Seventh Avenue, New York, New York 10019, except for Mark J. Smith, whose business address is 31 Gresham St., London EC2V7QA, United Kingdom.

(c) Inapplicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of SIM N.A. (investment management records) and Schroder Fund Advisors Inc. (administrator and distributor records), 787 Seventh Avenue, New York, New York 10019, except that certain items are maintained at State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and Two Heritage Drive, N. Quincy, Massachusetts 02171.


ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, if any, relating to the series or class thereof to which the Prospectus relates upon request and without charge.

NOTICE

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of the Registrant arising out of this instrument are not binding upon any of the trustees, officers, or shareholders of the Registrant individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, State of New York on February 28, 2001.

SCHRODER SERIES TRUST II

By:/s/ Alexandra Poe


Name: Alexandra Poe
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons on February 28, 2001.


Principle Executive Officer
By:/s/ Alexandra Poe
Name: Alexandra Poe
Title: President


Principal Fianancial and Accounting Officer
By:/s/ Alan M. Mandel
Name: Alan M. Mandel
Title: Treasurer and Secretary


A majority of the Trustees
Peter E. Guernsey, Trustee*
Sharon L. Haugh, Trustee and Chairman*
John I. Howell, Trustee*
William L. Means, Trustee*
Catherine A. Mazza, Trustee*

By: /s/ Alexandra Poe
Alexandra Poe Attorney-in-Fact*

*Pursuant to powers of attorney filed as Other Exhibits to this Registration Statement.

                                  EXHIBIT INDEX

                           (j)     Consent of PricewaterhouseCoopers LLP

                          (o)(i)   Power of Attorney

                           (p)     Code of Ethics